UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 10, 2012

 XTRAPLAN, INC.

Nevada	0-51094	13-4067620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2499 Glade Road, Suite 313 Boca Raton, Florida	33431
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  954-865-0407

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 10, 2012, the Registrant amended its Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares of $0.001 par value common stock to 900,000,000 shares of $0.001 par value common stock.  Simultaneously with the amendment of its Articles of Incorporation, the Registrant also approved a corresponding 18:1 forward split of its issued and outstanding common stock, thereby increasing the number of issued and outstanding shares of common stock from 2,342,600 to 42,166,800.

The amendment of the Registrant’s Articles of Incorporation to increase the number of authorized shares of common stock, and the corresponding simultaneous forward split of the issued and outstanding shares of common stock, was approved by the Registrant’s Board of Directors, and in accordance with the provisions of Nevada Revised Statutes §78.207, did not require the vote or approval of the Registrant’s shareholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.

Description

3.5

Articles of Incorporation of Xtraplan, Inc., as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTRAPLAN, INC.

Date: August 16, 2012

/s/ Kuba Farbiarz

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By:  Kuba Farbiarz
Its:   Chief Executive Officer

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